Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Federal Income Tax Status	Federal Income Tax Status
Management considers the Plan to be in compliance with Section 401(a) of the IRC and, accordingly, to be entitled to an exemption from federal income taxes under the provisions of Section 501(a). The Plan has adopted a non-standardized pre-approved plan, which obtained its latest opinion letter dated June 30, 2020 in which the Internal Revenue Service (“IRS”) stated that the document satisfies the applicable provisions of the IRC. The Plan Administrator believes that the Plan, as amended, is designed and is currently being operated in compliance with the applicable requirements of the IRC and therefore believes that the Plan is qualified and the related trust is tax-exempt as of December 31, 2025 and 2024.
U.S. generally accepted accounting principles require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.